As filed with the Securities and Exchange Commission on April 23, 1997
                                                      Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ------------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                      ------------------------------------
                             PINNACLE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)
                      ------------------------------------


      California                                           94-3003809
------------------------                     -----------------------------------
(State of incorporation)                    (I.R.S. Employer Identification No.)

                            280 North Bernardo Avenue
                         Mountain View, California 94043
   (Address, including zip code, of Registrant's principal executive offices)
                      ------------------------------------

                        1994 EMPLOYEE STOCK PURCHASE PLAN

                            (Full title of the plan)
                      ------------------------------------
                                 MARK L. SANDERS
                      President and Chief Executive Officer
                             PINNACLE SYSTEMS, INC.
                            280 North Bernardo Avenue
                         Mountain View, California 94043
                                 (415) 526-1600
(Name, address, and telephone number, including area code, of agent for service)
                      ------------------------------------


                                   Copies to:
                              ROBERT P. LATTA, ESQ.
                       Wilson, Sonsini, Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94306
                                 (415) 493-9300



                                                   CALCULATION OF REGISTRATION FEE
=================================================================================================================================
                                                                        Proposed             Proposed
                                                                        Maximum               Maximum             Amount of
         Title of Each Class of                  Amount to be        Offering Price          Aggregate           Registration
       Securities to be Registered                Registered           Per Share          Offering Price             Fee

Common Stock, no par value...............          250,000             $13.69                $3,422,500           $1,038.00

=================================================================================================================================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of computing the amount of the registration fee based upon the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market on April 18, 1997.

================================================================================

     The  contents  of  the  Registrant's   Form  S-8   Registration   Statement
(Registration No. 33-89706) as filed with the Commission on February 23, 1995, is incorporated herein by reference.


             PART II: INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 8            Exhibits



  Exhibit
   Number                             Documents
---------- --------------------------------------------------------------------
   4.1     1994 Employee Stock Purchase Plan, as amended

   5.1     Opinion  of  Wilson   Sonsini   Goodrich  &  Rosati,  a  Professional
           Corporation

  23.1     Consent of Independent  Auditors

  23.2     Consent of Counsel (included in Exhibit 5.1)

  24.1     Power of Attorney (see page II-3)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pinnacle Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 23rd day of April, 1997.


                                       PINNACLE SYSTEMS, INC.



                                       By  /s/ Mark L. Sanders
                                           -------------------------------------
                                           Mark L. Sanders
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Mark L. Sanders and Arthur D. Chadwick his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



         Signature               Title                                Date
--------------------------   -------------------------------     ---------------

    /s/ Mark L. Sanders      President, Chief Executive           April 23, 1997
--------------------------   Officer and Director (Principal
(Mark L. Sanders)            Executive Officer)

    /s/ Ajay Chopra          Chairman of the Board and            April 23, 1997
--------------------------   Chief Technology Officer
(Ajay Chopra)

    /s/ Arthur D. Chadwick   Vice President, Finance and          April 23, 1997
--------------------------   Administration and Chief
(Arthur D. Chadwick)         Financial Officer (Principal
                             Financial and Accounting
                             Officer)

    /s/ Nyal D. McMullin     Director                             April 23, 1997
--------------------------
(Nyal D. McMullin)

    /s/ Glenn E. Penisten    Director                             April 23, 1997
--------------------------
(Glenn E. Penisten)

    /s/ Charles J. Vaughan   Director                             April 23, 1997
--------------------------
(Charles J. Vaughan)

   /s/ John Lewis            Director                             April 23, 1997
--------------------------
(John Lewis)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                       -----------------------------------

                                    EXHIBITS

                       -----------------------------------


                       Registration Statement on Form S-8

                             Pinnacle Systems, Inc.

                                 April 23, 1997

                                INDEX TO EXHIBITS




  Exhibit
  Number                                Documents
---------- ---------------------------------------------------------------------
   4.1     1994 Employee Stock Purchase Plan, as amended

   5.1     Opinion  of  Wilson   Sonsini   Goodrich  &  Rosati,  a  Professional
           Corporation

  23.1     Consent of Independent  Auditors

  23.2     Consent of Counsel (included in Exhibit 5.1)

  24.1     Power of Attorney (see page II-3)